Commitments	9 Months Ended
May 31, 2024
Commitments
Commitments

24. Commitments

In addition to the obligations under leases [note 12], the Company is subject to supply agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next years, is as follows:

$
2024	9,445,798

In October 2021, EB Rental FL Corp. entered into a lease arrangement for premises, which has not commenced yet and therefore related right-of-use asset and lease liability are not recorded as at May 31, 2024. The lease offers EB Rental FL Corp. a termination clause in case certain contractual requirements are not met by the lessor at the lease commencement date.

The Company’s undiscounted lease commitments related to this lease are as follows as at May 31, 2024:

$
2024	41,034
2025	164,957
2026	168,257
2027 and thereafter	479,917